Current Report

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

Raytech Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9298	06-1182033
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 295, Four Corporate Drive, Shelton, CT	06484
(Address of principal executive offices)	(Zip Code)

203-925-8021
Registrant's telephone number, including area code

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 24, 2005, Raytech Corporation announced it has received notice from the New York Stock Exchange that Raytech is currently "below criteria" under revised standards for continued listing. The text of the press release is attached as the exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99. Press Release of Raytech Corporation dated June 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Raytech Corporation
(Registrant)

Date June 24, 2005

(Signature)*

/s/ John B. Devlin
John B. Devlin, Vice President, Treasurer and Chief Financial Officer

*Print name and title of the signing officer under his signature